Exhibit 99.1

ORBCOMM ANNOUNCES DEAN MILCOS AS

CHIEF FINANCIAL OFFICER

Rochelle Park, NJ, April 5, 2019 – ORBCOMM Inc. (Nasdaq: ORBC), a global provider of Machine-to-Machine (M2M) and Internet of Things (IoT) solutions, today announced the promotion of Constantine (“Dean”) Milcos to Executive Vice President and Chief Financial Officer effective April 1, 2019, upon the resignation of Mike Ford, who previously held that position. Mr. Ford’s resignation is not based on any disagreement with the Company’s accounting principles, practices or financial statement disclosures.

As ORBCOMM’s Executive Vice President and Chief Financial Officer, Mr. Milcos will oversee the Company’s financial operations, including financial planning and reporting, accounting, tax and treasury functions. Mr. Milcos joined ORBCOMM in 2013 and most recently served as ORBCOMM’s Senior Vice President and Chief Accounting Officer since 2013 and Interim Chief Financial Officer from May to September 2018. Prior to joining ORBCOMM, Mr. Milcos served in various accounting roles at Medco Health Solutions, most recently serving as Vice President, SEC Reporting, Technical Accounting and Controls from 2008 to 2013. Mr. Milcos received a B.S. in accounting from Lehigh University and a M.B.A. from New York University’s Stern School of Business.

“During his tenure at ORBCOMM, Dean Milcos has played a pivotal role in the Company’s financial operations and made significant contributions to accelerating our strategic growth,” said Marc Eisenberg, Chief Executive Officer of ORBCOMM Inc. “In his new role as Chief Financial Officer, I am confident Dean’s strong finance and accounting background, seasoned leadership and thorough knowledge of ORBCOMM’s business will enable the Company to make significant improvements in revenue, margin and profitability in 2019 and beyond.”

About ORBCOMM Inc.

ORBCOMM (Nasdaq: ORBC) is a global leader and innovator in the industrial Internet of Things, providing solutions that connect businesses to their assets to deliver increased visibility and operational efficiency. The company offers a broad set of asset monitoring and control solutions, including seamless satellite and cellular connectivity, unique hardware and powerful applications, all backed by end-to-end customer support, from installation to deployment to customer care. ORBCOMM has a diverse customer base including premier OEMs, solutions customers and channel partners spanning transportation, supply chain, warehousing and inventory, heavy equipment, maritime, natural resources, and government. For more information, visit www.orbcomm.com.

Forward-Looking Statements

Certain statements discussed in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally relate to our plans, objectives and expectations for future events and include statements about our expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts. Such forward-looking statements, including those concerning the Company’s expectations, are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from the results, projected, expected or implied by the forward-looking statements, some of which are beyond the Company’s control, that may cause the Company’s actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. In addition, specific consideration should be given to various factors described in Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and elsewhere in our Annual Report on Form 10-K, and other documents, on file with the Securities and Exchange Commission. The Company undertakes no obligation to publicly revise any forward-looking statements or cautionary factors, except as required by law.

ORBCOMM Contacts

For Investors:	For Trade Media:

Aly Bonilla, VP of Investor Relations	Sue Rutherford, VP of Marketing
+1 703.433.6360	+1 613.254.5269
bonilla.aly@orbcomm.com	rutherford.sue@orbcomm.com